Exhibit 8.1

ABB GROUP COMPANIES (CONSOLIDATED) BY COUNTRY AS PER MARCH 31, 2005

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ALGERIA
ABB Electrical Service Company Spa, Hydra	100.00	Algeria
SARPI - Société Algérienne pour la réalisation de projets industriels, Alger	50.00	Algeria
SpA ABB Lummus Global Algeria, Hydra	100.00	Algeria

ANGOLA
ABB Electrica SGPS, Lda., Luanda	100.00	Angola

ARGENTINA
ABB S.A., Buenos Aires	100.00	Argentina
ABB Tubío S.A., San Luis	100.00	Argentina

ARUBA (NL)
ABB Import & Export Services Ltd., Oranjestad/Aruba (NA)	100.00	Aruba (NL)

AUSTRALIA
ABB Administrative Services Pty. Ltd., Regents Park, NSW	100.00	Australia
ABB Australia Pty Limited, Sydney	100.00	Australia
ABB Group Holdings Pty. Ltd., Sydney	100.00	Australia
ABB Group Investment LLP, Sydney	100.00	Australia
ABB Group Investment Management Pty. Ltd., Sydney	100.00	Australia
Babcock Australia Pty Limited, Sydney, NSW	100.00	Australia

AUSTRIA
ABB AG	100.00	Austria
ABB Montage GmbH, Innsbruck	100.00	Austria

BAHRAIN
ABB Technologies W.L.L., Bahrain	100.00	Bahrain

BELGIUM
Asea Brown Boveri S.A., Brussels	100.00	Belgium
Asea Brown Boveri Europe Ltd., Brussels	100.00	Belgium
Asea Brown Boveri Jumet S.A., Jumet	100.00	Belgium
ABB Energy Service NV, Zaventem	100.00	Belgium

BOLIVIA
Asea Brown Boveri Ltda., La Paz	100.00	Bolivia

BOTSWANA
ABB (Pty) Ltd., Gaborone	100.00	Botswana

BRAZIL
ABB Foundries, Brazil	100.00	Brazil

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ABB Ltda., Osasco	100.00	Brazil
ABB Lummus Global Ltda., Osasco	100.00	Brazil
ABB Participacoes Ltda., Osasco	100.00	Brazil
Consorcio Lummus Andromeda, Osasco	50.00	Brazil

BULGARIA
ABB Avangard AD, Sevlievo	97.42	Bulgaria
ABB Bulgaria EOOD, Sofia	100.00	Bulgaria
ABB Control EOOD, Petrich	100.00	Bulgaria

CAMEROON
Asea Brown Boveri S.A., Douala	100.00	Cameroon

CANADA
ABB Bomem Inc., Quebec	100.00	Canada
ABB Inc., St. Laurent, Quebec	100.00	Canada
ABB International Projects Inc., St.Laurent, QC	100.00	Canada
Combustion Engineering Technology Investment Corp., St.Laurent, Quebec	100.00	Canada

CHANNEL ISLANDS
ABB Equity Limited, Guernsey	100.00	Channel Islands
ABB Equity Ventures (Jersey) Ltd., Jersey	100.00	Channel Islands
ABB ESAP Limited, Guernsey	100.00	Channel Islands
ABB Insurance Limited, Guernsey	100.00	Channel Islands
ABB International Finance Limited, Guernsey	100.00	Channel Islands
ABB Transinvest Limited, Guernsey	100.00	Channel Islands

CHILE
Asea Brown Boveri S.A., Santiago	100.00	Chile

CHINA
ABB Bailey Beijing Controls Co. Ltd., Beijing	51.00	China
ABB Beijing Drive Systems Co. Ltd., Beijing	90.00	China
ABB (China) Engineering Co. Ltd. Xiamen	100.00	China
ABB (China) Ltd., Beijing	100.00	China
ABB Chongqing Transformer Company Ltd., Chongqing City	62.20	China
ABB Distribution Transformer (Hefei) Limited, Anhui	100.00	China
ABB Engineering (Shanghai) Ltd., Shanghai	100.00	China
ABB Hefei Transformer Co. Ltd., Hefei	85.83	China
ABB High Voltage Switchgear Co. Ltd., Beijing	60.00	China
ABB Holding Ltd., Hong Kong	100.00	China
ABB Huadian High Voltage Switchgear (Xiamen) Company Ltd., Xiamen	51.00	China
ABB Jiangjin Turbo Systems Company Limited, Chongqing	61.00	China
ABB Lummus Global China Co. Ltd., Shanghai	100.00	China
ABB LV Installation Materials Co. Ltd., Beijing	85.70	China
ABB Service Ltd., Hong Kong	100.00	China
ABB Shanghai Motors Co. Ltd., Shanghai	75.00	China

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ABB Shanghai Transformer Co. Ltd., Shanghai	51.00	China
ABB Transmission & Distribution Automation Equipment (Xiamen) Co. Ltd., Fujian	100.00	China
ABB Xiamen Electrical Controlgear Co. Ltd., Fujian Province	80.00	China
ABB Xiamen Low Voltage Equipment Co. Ltd., Xiamen	94.00	China
ABB Xiamen Switchgear Co. Ltd., Xiamen	66.20	China
ABB Xi’an Power Capacitor Company Limited, Xi’an	51.00	China
ABB Xinhui Low Voltage Switchgear Co. Ltd., Xinhui (Guangdong)	80.00	China
ABB Zhongshan Transformer Company Ltd., Zhongshan City	51.00	China

COLOMBIA
Asea Brown Boveri Ltda., Bogotá	99.99	Colombia

COTE D’IVOIRE/IVORY COAST
ABB Technology SA, Abidjan	99.00	Cote d’Ivoire

CROATIA
ABB Ltd., Zagreb	100.00	Croatia

CYPRUS
ABB Lummus Global Cyprus LTD., Nicosia	100.00	Cyprus

CZECH REPUBLIC
ABB s.r.o., Prague	100.00	Czech Republic
ABB Lummus Global s.r.o., Brno	100.00	Czech Republic

DENMARK
ABB A/S, Skovlunde	100.00	Denmark

ECUADOR
Asea Brown Boveri S.A., Quito	96.87	Ecuador

EGYPT
ABB Arab Contractors for Construction, Heliopolis	99.75	Egypt
ABB Arab S.A.E., Cairo	80.00	Egypt
ABB Automation S.A.E., Heliopolis	100.00	Egypt
ABB Group Process Center S.A.E., Cairo	100.00	Egypt
ABB High Voltage Co. S.A.E., Heliopolis/Cairo	100.00	Egypt
ABB Metals & Plastics Manufact. Co. SAE, 10th of Ramadan City	80.00	Egypt
ABB Petroleum Technology, Cairo	100.00	Egypt
ABB SUSA Egypt LLC, Maadi	100.00	Egypt
ABB Transformers S.A.E., El-Nozha El-Gedida	65.00	Egypt
ABB Turbochargers S.A.E., Suez	100.00	Egypt
Asea Brown Boveri S.A.E., Cairo	100.00	Egypt

EL SALVADOR
ABB S.A. de CV, San Salvador	100.00	El Salvador

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ESTONIA
ABB AS, Tallinn	100.00	Estonia

FINLAND
ABB Oy, Helsinki	100.00	Finland
ABB Credit Oy, Helsinki	100.00	Finland
ABB Current Oy, Helsinki	100.00	Finland
ABB Sähkörinne Kiinteistö Oy, Helsinki	100.00	Finland
Kiinteistö Oy Bölenraitti 10, Helsinki	100.00	Finland

FRANCE
ABB Business Services, Rueil-Malmaison	100.00	France
ABB Entrelec SAS, Villeurbanne	100.00	France
ABB Lummus Global SarL., Rueil-Malmaison	100.00	France
ABB Process Industrie, Aix les Bains	100.00	France
ABB S.A., Rueil-Malmaison	100.00	France
Cogelub, Persan	51.00	France
Helita, Persan	99.60	France
L’Ebenoid, Villeurbanne	100.00	France
Soulé Protection Surtensions, Villeurbanne	99.60	France
Striebel & John France S.A.R.L., Wesserling	51.00	France

GERMANY
ABB AG, Mannheim	100.00	Germany
ABB Airport Technologies GmbH, Mannheim	100.00	Germany
ABB Asset Finance GmbH, Mannheim	100.00	Germany
ABB Automation Beteiligungs GmbH, Mannheim	100.00	Germany
ABB Automation GmbH, Mannheim	100.00	Germany
ABB Automation Products GmbH, Eschborn	100.00	Germany
ABB Automatisierungsanlagen Cottbus GmbH, Cottbus	100.00	Germany
ABB Bauprojektmanagement GmbH, Mannheim	100.00	Germany
ABB Beteiligungs- und Verwaltungsges. GmbH, Mannheim	100.00	Germany
ABB Gebäudetechnik AG, Mannheim	100.00	Germany
ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin OHG, Berlin	100.00	Germany
ABB Grundbesitz GmbH, Mannheim	100.00	Germany
ABB Logistics Center Europe GmbH, Menden	100.00	Germany
ABB Lummus Global GmbH, Roigheim	100.00	Germany
ABB New Ventures GmbH, Essen	100.00	Germany
ABB Patent GmbH, Mannheim	100.00	Germany
ABB Reaktor GmbH, Mannheim	100.00	Germany
ABB Schaltanlagentechnik GmbH, Ladenburg	100.00	Germany
ABB Service GmbH, Bobingen	100.00	Germany
ABB Stotz-Kontakt GmbH, Mannheim	100.00	Germany
ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH, Sasbach	75.50	Germany
ABB Technologie GmbH, Mannheim	100.00	Germany
ABB Training Center GmbH, Mannheim	100.00	Germany
ABB Utilities GmbH, Mannheim	100.00	Germany

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ABB Wirtschaftsbetriebe GmbH, Mannheim	100.00	Germany
Busch-Jaeger Elektro GmbH, Mannheim/Lüdenscheid	100.00	Germany
Elektroinstallation Annaberg GmbH, Annaberg-Buchholz	100.00	Germany
Hartmann & Braun GmbH & Co. KG, Eschborn	100.00	Germany
Hartmann & Braun Grundstücksverwaltungs GmbH, Göttingen	100.00	Germany
JLEC Power Ventures GmbH, Mannheim	100.00	Germany
Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH, Heidelberg	100.00	Germany
Pucaro Elektro-Isolierstoffe GmbH, Roigheim	100.00	Germany
Striebel & John GmbH & Co. KG, Sasbach-Obersasbach	51.00	Germany
Striebel Vermögensverwaltungs-GmbH, Sasbach-Obersasbach	51.00	Germany

GREECE
ABB Trade S.A., Metamorphossis Attica	99.99	Greece
Asea Brown Boveri S.A., Metamorphossis Attica	100.00	Greece
Wind Park of Rhodes SA, Rhodes	90.00	Greece
Wind Park of Rhodes SA, Rhodes	90.00	Greece

GUATEMALA
ABB Turbocharger Servicios, S.A., Amatitlan	100.00	Guatemala

HONG KONG
ABB Asia Pacific Ltd., Hong Kong	100.00	Hong Kong
ABB Asia Pacific Services Ltd., Hong Kong	100.00	Hong Kong
ABB (Hong Kong) Ltd., Hong Kong	100.00	Hong Kong
Industrial and Building Systems (H.K.) Limited, Hong Kong	100.00	Hong Kong

HUNGARY
ABB Engineering Trading and Service Ltd., Budapest	100.00	Hungary
ABB Szerbiz Kft., Budapest	100.00	Hungary

INDIA
ABB Corporate Research Limited, Bangalore	100.00	India
ABB Holdings (South Asia) Ltd., Bangalore	100.00	India
ABB Limited, Bangalore	52.11	India

INDONESIA
PT ABB Bailey, Jakarta	100.00	Indonesia
PT ABB Installation Materials, Jakarta	95.00	Indonesia
PT ABB Sakti Industri, Jakarta	51.00	Indonesia
PT ABB Transmission and Distribution, Jakarta	60.00	Indonesia

IRAN, ISLAMIC REPUBLIC OF
ABB (P.J.S.C.), Teheran	100.00	Islamic Republic of Iran

IRELAND
ABB Holdings Ireland Ltd., Dublin	100.00	Republic of Ireland

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ABB Ltd, Dublin	100.00	Republic of Ireland
Rialto Cables & Plastics Ltd., Dublin	100.00	Republic of Ireland
Wessel Industries Holdings Ltd., Dublin	100.00	Republic of Ireland

ISRAEL
ABB Technologies Ltd., Tirat Carmel	99.99	Israel

ITALY
ABB Corporate Administration & Properties S.p.A., Milan	100.00	Italy
ABB Energy Automation S.p.A., Milan	100.00	Italy
ABB Environment Service Srl., Milan	100.00	Italy
ABB Estense Service S.p.A., Ferrara	80.00	Italy
ABB Group Service Center srl., Milano	100.00	Italy
ABB Lummus Global Italia S.r.l., Milan	100.00	Italy
ABB Power Technologies S.p.A., Milano	100.00	Italy
ABB Process Solutions & Services SPA, Milan	100.00	Italy
ABB S.p.A., Milan	100.00	Italy
ABB SACE S.p.A., Sesto S. Giovanni (MI)	100.00	Italy
ABB SAE S.p.A, Milan	99.99	Italy
Consorzio Snamprogetti - ABB LG Chemicals, Milan	50.00	Italy
PR.ENER.CA Ceresio S.r.l., Milan	100.00	Italy
Telecogen s.r.l., Bussolengo	100.00	Italy
Telesafe Energy S.r.l., Massa	51.00	Italy

JAPAN
ABB K.K., Tokyo	100.00	Japan

JORDAN
ABB Ltd. Jordan, Amman	100.00	Jordan
ABB Near East Trading Ltd., Amman	95.00	Jordan

KAZAKHSTAN
ABB Ltd., Almaty	100.00	Kazakhstan
CJSC ENERGIA Kazakh Scientific Research Institute of Energy Systems, Almaty	89.24	Kazakhstan
JV LLP ENERGOINVESTPROJEKT Scientific-production enterprise, Almaty	96.40	Kazakhstan

KENYA
Asea Brown Boveri Ltd., Nairobi	100.00	Kenya

KOREA, REPUBLIC OF
ABB Ltd., Seoul	100.00	Republic of Korea

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

KUWAIT
ABB Engg. Technologies Co. (KSCC), Safat	49.00	Kuwait

LATVIA
ABB SIA, Riga	100.00	Latvia

LEBANON
ABB Electrical Co. S.A.L., Beirut	67.00	Lebanon

LITHUANIA
ABB UAB, Vilnius	100.00	Lithuania

LUXEMBOURG
Asea Brown Boveri (Luxembourg) S.A., Luxembourg	100.00	Luxembourg

MALAYSIA
ABB Holdings Sdn. Bhd., Subang Jaya	100.00	Malaysia
ABB Industrial and Building Syst. Sdn. Bhd., Subang Jaya	100.00	Malaysia
ABB Malaysia Sdn Bhd, Subang Jaya	100.00	Malaysia
ABB Manufacturing Sdn. Bhd., Subang Jaya	49.00	Malaysia
ABB Transmission and Distribution Sdn. Bhd., Subang Jaya	66.00	Malaysia
Komposit Asia Pacific Limited, Labuan	100.00	Malaysia

MALI
Asea Brown Boveri Mali, Bamako	100.00	Mali

MALTA
ABB Lummus Malta Limited, Floriana	100.00	Malta

MAURITIUS
ABB International Holdings Ltd., Port Louis	100.00	Mauritius
ABB Lummus Crest Mauritius, Port Louis	100.00	Mauritius
ABB Lummus Crest Mauritius, Port Louis	100.00	Mauritius
Asea Brown Boveri Ltd., Port Louis	51.00	Mauritius

MEXICO
ABB Mexico S.A. de C.V., Tlalnepantla	100.00	Mexico
Asea Brown Boveri S.A. de C.V., Tlalnepantla	100.00	Mexico
Entrelec SA de CV, Nuevo Leon	100.00	Mexico

MOROCCO
Asea Brown Boveri S.A., Casablanca	100.00	Morocco

MOZAMBIQUE
ABB Tecnel Limitada, Maputo	60.00	Mozambique

NAMIBIA
Asea Brown Boveri (Pty) Ltd., Windhoek	100.00	Namibia

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

NETHERLANDS
ABB B.V., Rotterdam	100.00	The Netherlands
ABB Capital B.V.	100.00	The Netherlands
ABB Energie Service BV, Rotterdam	100.00	The Netherlands
ABB Energy Ventures Projects B.V., Amsterdam	100.00	The Netherlands
ABB Equity BV, Amsterdam	100.00	The Netherlands
ABB Equity Ventures B.V., Amsterdam	100.00	The Netherlands
ABB Finance B.V., Amsterdam	100.00	The Netherlands
ABB Financial Services B.V., Amsterdam	100.00	The Netherlands
ABB Holdings BV, Amsterdam	100.00	The Netherlands
ABB Lummus Global B.V., The Hague	100.00	The Netherlands
ABB Lummus Global Technology B.V., The Hague	100.00	The Netherlands
ABB Lummus Heat Transfer B.V., The Hague	100.00	The Netherlands
ABB Lummus Project Participations B.V., The Hague Maynard BV, Breda	100.00	The Netherlands
ABB New Ventures B.V., Amstelveen	100.00	The Netherlands
ABB Payment Services B.V., Amstelveen	100.00	The Netherlands
ABB Power Investment (India) B.V., Amsterdam	100.00	The Netherlands
ABB SattLine BV, Etten-Leur	100.00	The Netherlands
ABB Zantingh Energiesystemen BV, Aalsmeer	100.00	The Netherlands
Elsag Bailey Hartmann & Braun Nederland BV, Delft	100.00	The Netherlands
Luwoco Lummus Worldwide Contracting (Netherlands) B.V., The Hague	100.00	The Netherlands
Maynard BV, Breda	100.00	The Netherlands
Novolen Technology Holdings, C.V., The Hague	80.00	The Netherlands

NEW ZEALAND
ABB Limited, Auckland	100.00	New Zealand
ABB Maintenance Services Limited, Auckland	100.00	New Zealand

NIGERIA
ABB Electrical Systems Ltd., Lagos	90.00	Nigeria
ABB NG Ltd., Ikeja/Lagos	60.00	Nigeria
ABB Powerlines Limited., Lagos	52.23	Nigeria

NORWAY
ABB AS, Billingstad	100.00	Norway
ABB ATMA Robotics, Bryne (non legal entity)	100.00	Norway
ABB ATPA Turbo, Olso (non legal entity)	100.00	Norway
ABB Holding AS, Billingstad	100.00	Norway
ABB Telexp AS, Bergen	100.00	Norway
Bergerveien 12 ANS, Oslo	100.00	Norway
Engrossenteret Eiendom AS, Billingstad	100.00	Norway
Nordisk Eiendomsforvaltning AS, Billingstad	100.00	Norway

OMAN
ABB LLC, Al Hamriya	65.00	Oman

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

PAKISTAN
ABB (Pvt) Ltd., Lahore	100.00	Pakistan

PANAMA
ABB S.A., Panama	100.00	Pakistan
Tradeinvest Centroamericana S.A., Panama	99.74	Pakistan

PAPAUA, NEW GUINEA
ABB James Watt (PNG) Limited, Regents Park, NSW	100.00	Papaua, New Guinea

PERU
Asea Brown Boveri S.A., Lima	99.99	Peru

PHILIPPINES
Asea Brown Boveri Inc., Paranaque, Metro Manila	100.00	The Philippines

POLAND
ABB Instal Sp. Zo.o., Wroclaw	100.00	Poland
ABB Sp. Zo.o., Warsaw	96.01	Poland
ABB Zamech Gazpetro Sp. Zo.o., Elblag	100.00	Poland
ABB Zamech Marine Sp. Zo.o., Elblag	100.00	Poland
Entrelec Polzka Sp. Zo.o., Leborska	100.00	Poland

PORTUGAL
ABB S.G.P.S, S.A., Amadora	100.00	Portugal
ABB (Asea Brown Bovari) S.A., Amadora	100.00	Portugal
ABB Stotz Kontakt Eléctrica, Unipessoal, Lda., Porto	100.00	Portugal
SGIE 2000 - Consultores em Organizaçao Industrial S.A., Lisboa	100.00	Portugal
SMM - Sociedade de Montagens Metalomecanicas S.A., Amadora	100.00	Portugal
SMM-UM-Sociedade de Montagens Metalomecanicas SA, Amadora	100.00	Portugal

ROMANIA
ABB SRL, Bucharest	100.00	Romania

RUSSIA
000 ABB Lummus Global, Moscow	100.00	Russian Federation
ABB Automation LLC, Moscow	76.20	Russian Federation
ABB Communications and Information Systems Ltd., Moscow	100.00	Russian Federation
ABB El Bushing Ltd., Moscow	100.00	Russian Federation
ABB Electroengineering Ltd., Moscow	100.00	Russian Federation
ABB Energosvyaz LLC, Moscow	100.00	Russian Federation

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ABB Industrial and Building Systems Ltd., Moscow	100.00	Russian Federation
ABB Moskabel Ltd., Moscow	100.00	Russian Federation
ABB PS Ltd., Moscow	100.00	Russian Federation
ABB UETM Ltd., Ekaterinburg	100.00	Russian Federation
Asea Brown Boveri Ltd., Moscow	100.00	Russian Federation

SAUDI ARABIA
ABB Automation Co. Ltd., Riyadh	65.00	Saudi Arabia
ABB Contracting Company Ltd., Riyadh	65.00	Saudi Arabia
ABB Electrical Industries Ltd., Riyadh	65.00	Saudi Arabia
ABB Service Co. Ltd., Al Khobar	65.00	Saudi Arabia
Lummus Alireza Ltd. Co., Saudi Arabia	51.00	Saudi Arabia
Saudi SAE Technical Construction Co. Ltd., Riyadh	99.99	Saudi Arabia

SENEGAL
ABB Technologies S.A., Dakar	100.00	Senegal

SERBIA AND MONTENEGRO
ABB d.o.o., Belgrade	100.00	Serbia and Montenegro

SINGAPORE
ABB Agencies Pte. Ltd., Singapore	100.00	Singapore
ABB Holdings Pte. Ltd., Singapore	100.00	Singapore
ABB Industry Pte. Ltd., Singapore	100.00	Singapore
ABB Lummus Global Pte. Ltd., Singapore	100.00	Singapore
ABB Support Pte. Ltd., Singapore	100.00	Singapore
ABB Treasury Center (Asia Pacific) Pte. Ltd., Singapore	100.00	Singapore

SLOVAKIA
ABB Elektro s.r.o., Bratislava	100.00	Slovakia
ABB Komponenty s.r.o., Kosice	100.00	Slovakia
ABB s.r.o., Bratislava	100.00	Slovakia

SLOVENIA
ABB D.o.o., Ljubljana	100.00	Slovenia

SOUTH AFRICA
ABB Holdings (Pty) Ltd., Sunninghill	80.00	South Africa
ABB Powertech Transformers (Pty) Ltd., Pretoria	40.00	South Africa
ABB South Africa (Pty) Ltd., Sunninghill	80.00	South Africa
Desta Power Matla (Pty) Ltd., Pretoria	29.98	South Africa
Nelspruit Airport Operating Company (Pty) Ltd., Nelspruit	90.00	South Africa
Primkop Airport Management (Pty) Ltd., Nelspruit	90.00	South Africa

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

SPAIN
ABB Automation Products S.A., Barcelona	100.00	Spain
ABB Power Technology S.A., Zaragoza	100.00	Spain
ABB Sistemas Industriales S.A., San Quirze del Vallés	100.00	Spain
ABB Stotz Kontakt, S.A., Getafe	100.00	Spain
Asea Brown Boveri S.A., Madrid	100.00	Spain

SWEDEN
AB Cythere 61, Västerås	100.00	Sweden
AB Cythere 63, Västerås	100.00	Sweden
AB Electro-Invest, Västerås	100.00	Sweden
ABB AB, Västerås	100.00	Sweden
ABB Automation Technologies AB, Västerås	100.00	Sweden
ABB Construction AB, Västerås	100.00	Sweden
ABB Fastighet AB, Västerås	100.00	Sweden
ABB Financial Services AB, Sollentuna	100.00	Sweden
ABB Industriservice AB, Uppsala	100.00	Sweden
ABB Industriunderhåll AB, Degerfors	51.00	Sweden
ABB Norden Holding AB, Stockholm	100.00	Sweden
ABB Participation AB, Västerås	100.00	Sweden
ABB Power Technologies AB, Ludvika	100.00	Sweden
ABB Technology LFB AB, Stockholm	100.00	Sweden
ABB Virkestorkar AB, Skellefteå	100.00	Sweden
Romania Invest AB, Västerås	100.00	Sweden
Tre Kronor Investment AB, Västerås	100.00	Sweden

SWITZERLAND
ABB Asea Brown Boveri Ltd., Zurich	100.00	Switzerland
ABB Automation Technologies Management Ltd., Zurich	100.00	Switzerland
ABB Dicoesa, Belfaux	100.00	Switzerland
ABB Energy Engineering AG, Zurich	100.00	Switzerland
ABB Energy Services International Ltd., Zurich	100.00	Switzerland
ABB Handels- und Verwaltungs AG, Zurich	100.00	Switzerland
ABB Immobilien AG, Baden	100.00	Switzerland
ABB Information Systems Ltd., Zurich	100.00	Switzerland
ABB Insurance Brokers AG, Baden	100.00	Switzerland
ABB International Marketing Ltd., Zurich	100.00	Switzerland
ABB International Services AG, Zurich	100.00	Switzerland
ABB Intra AG, Zurich	100.00	Switzerland
ABB Ltd, Zurich	100.00	Switzerland
ABB MEA Participation Ltd., Zurich	100.00	Switzerland
ABB Power Technologies Management Ltd., Zurich	100.00	Switzerland
ABB Research Ltd., Zurich	100.00	Switzerland
ABB Sécheron S.A., Satigny	99.97	Switzerland
ABB Technology Ltd., Zurich	100.00	Switzerland

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ABB Turbo-Systems AG, Baden	100.00	Switzerland
ABB Turbo-Systems Holding Ltd., Baden	100.00	Switzerland

TAIWAN
ABB Ltd., Taipei	100.00	Taiwan

TANZANIA, UNITED REPUBLIC
ABB Tanelec Ltd., Arusha	70.00	United Republic of Tanzania
Asea Brown Boveri Ltd., Dar Es Salaam	100.00	United Republic of Tanzania

THAILAND
ABB Bailey Limited, Bangkok	98.00	Thailand
ABB Foundries, Bangkok	100.00	Thailand
ABB LIMITED, Bangkok	100.00	Thailand
Asea Brown Boveri Holding Ltd., Bangkok	100.00	Thailand
Kent Meters (Thailand) Ltd., Bangkok	100.00	Thailand

TUNISIA
ABB Maghreb Services S.A., Tunis	100.00	Tunisia
L’Ebenoid Production, Tunisie	100.00	Tunisia

TURKEY
ABB Elektrik Sanayi A.S., Istanbul	99.94	Turkey
ABB Holding A.S., Istanbul	99.95	Turkey

UGANDA
ABB Ltd., Kampala	100.00	Uganda

UKRAINE
ABB Ltd., Kiev	100.00	Ukraine

UNITED ARAB EMIRATES
ABB Energy Automation S.p.A., Abu Dhabi	100.00	United Arab Emirates
ABB Industries (L.L.C), Dubai	49.00	United Arab Emirates
ABB Transmission & Distribution Ltd., Abu Dhabi	49.00	United Arab Emirates

UNITED KINGDOM
ABB Credit Ltd., London	100.00	United Kingdom
ABB Combined Heat and Power Ltd., Warrington	100.00	United Kingdom
ABB Equity Development Company Ltd., London	100.00	United Kingdom
ABB Equity Ventures (UK) Ltd., London	100.00	United Kingdom
ABB Holdings Ltd., Warrington	100.00	United Kingdom
ABB Investments Ltd., Warrington	100.00	United Kingdom
ABB IOP Services Ltd., Surrey	100.00	United Kingdom

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

ABB Ltd., Warrington	100.00	United Kingdom
ABB Lummus Crest Ltd., Surrey	100.00	United Kingdom
ABB Lutech Resources Ltd., Surrey	100.00	United Kingdom
ABB Service Limited, Warrington	100.00	United Kingdom
Lighting for Staffordshire Holdings Ltd., Staffordshire	60.00	United Kingdom
Lighting for Staffordshire Ltd., Staffordshire	60.00	United Kingdom

UNITED STATES
ABB Barranquilla Inc., Princeton, NJ	100.00	Delaware
ABB Capital (USA) LLC, Delaware	100.00	Delaware
ABB Equity Ventures Inc., Princeton, NJ	100.00	Delaware
ABB Finance Inc., Norwalk, CT	100.00	Delaware
ABB Holdings Inc., Norwalk	100.00	Delaware
ABB Inc., Norwalk, CT	100.00	Delaware
ABB Investments LLC, Norwalk, CT	100.00	Delaware
ABB LGI / Grootint Joint Venture, Houston	50.00	Not Incorporated
ABB Lummus Global, Inc., Bloomfield, NJ	100.00	Delaware
ABB Lummus Global International Corp., Texas	100.00	Delaware
ABB Lummus Global Overseas Corporation, Bloomfield, NJ	100.00	Delaware
ABB Oil & Gas USA Inc., Houston, TX	100.00	Delaware
ABB Performance Services LLC, Norwalk	100.00	Delaware
ABB Prospects Inc., Norwalk	100.00	Delaware
ABB Semiconductors Inc., Pittsburgh PA	100.00	Delaware
ABB Susa Inc., North Brunswick, NJ	100.00	New York
ABB Susa International Inc., North Brunswick, NJ	100.00	Delaware
ABB Susa/Dillingham, North Brunswick	55.00	Not Incorporated
ABB Treasury Center USA Inc., Norwalk, CT	100.00	Delaware
Brown & Root/ABB SUSA, North Brunswick	51.00	Not Incorporated
Camelot IS-2 International, Inc. D/B/A Skyva International, Wickliffe	99.97	Delaware
Combustion Engineering Inc., Norwalk, CT	100.00	Delaware
Connecticut Valley Claims, CT	100.00	Delaware
DLI Engineering Corp., Bainbridge Island	100.00	Washington
Joint Venture ABB Lummus Snamprogetti USA, Houston	50.00	Not Incorporated
KOMPOSIT AMERICAS Risk Management, Consultancy & Insurance Brokerage, Serv. California	100.00	United States
Lummus Catalyst Company, Bloomfield, NJ	100.00	Delaware

URUGUAY
ABB CL Logistic S.A., Montevideo	100.00	Uruguay

UZBEKISTAN
ABB CHTZ Closed Joint Stock Company, Chirchik	68.00	Uzbekistan
ABB Tamir Ltd., Nurabad	51.00	Uzbekistan

VENEZUELA
Asea Brown Boveri S.A., Caracas	100.00	Venezuela

COUNTRY Name of Entity, Location	ABB Group Interest	Jurisdiction of Incorporation

VIET NAM
ABB Ltd., Hanoi	100.00	Viet Nam

ZAMBIA
ABB Ltd., Lusaka	100.00	Zambia

ZIMBABWE
ABB (Private) Ltd., Harare	100.00	Zimbabwe